Prospectus Supplement	dated May 31, 2007

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND	Prospectuses dated April 30, 2007

The section “Who oversees and manages the fund?” is supplemented to reflect that the members of the Core Fixed Income Team primarily responsible for the day-to-day management of the fund’s portfolio are now Robert Bloemker (Portfolio Leader), Daniel Choquette (Portfolio Member) and Michael Salm (Portfolio Member).

Mr. Salm joined the fund in 2007. Since 2002, he has been employed by Putnam Management as a Mortgage Specialist. He owned no fund shares as of April 30, 2007.

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